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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): JULY 24, 2000



                         INTERSTATE BAKERIES CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    1-11165                43-1470322

      (State or other        (Commission File Number)    (I.R.S. Employer
      jurisdiction of                                     Identification
      incorporation or                                         Number)
       organization)



              12 EAST ARMOUR BOULEVARD, KANSAS CITY, MISSOURI 64111
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (816) 502-4000


                                 NOT APPLICABLE
           Former Name or Former Address if Changed Since Last Report


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ITEM 5.     OTHER EVENTS

      On July 24, 2000, the Board of Directors of Interstate Bakeries Corporation ("IBC") announced an agreement to purchase from Ralston Purina Company ("RPC") 15,498,000 shares of IBC's common stock currently owned by an affiliate RPC. The transaction, scheduled to be completed no later than September 1, 2000, will reduce RPC's holdings to 29.5% of IBC's then outstanding shares. The price per share payable by IBC for shares purchased on August 1, 2000 will be the average closing price per share of IBC trading regular way on the New York Stock Exchange for the most recent 20 consecutive trading days ending on and including July 31, 2000 and the price per share payable by IBC for shares purchased on September 1, 2000 will be the average closing price per share of IBC trading regular way on the New York Stock Exchange for the most recent 20 consecutive trading days ending on and including July 31, 2000 plus interest from August 1, 2000.

      IBC also announced that it has amended the Shareholder Agreement with RPC and an RPC affiliate. Among other provisions, under the amended Agreement, the provision requiring that RPC reduce its ownership to no more than 20% of IBC's common stock by September 30, 2000, has been eliminated. RPC and its affiliate are required to reduce their ownership to 15% by August 1, 2004 and to 10% by August 1, 2005. IBC has the right of first offer on disposal of any IBC stock owned by RPC and its affiliate.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      10.1 Share Purchase Agreement dated as of July 24, 2000 by and among Interstate Bakeries Corporation, Ralston Purina Company, and Tower Holding Company, Inc., a wholly owned subsidiary of Ralston Purina Company.

      10.2 Amendment #2 to the Shareholder Agreement and Amendment to the Supplement to Shareholder Agreement dated as of July 24, 2000 by and among Interstate Bakeries Corporation, Ralston Purina Company, and Tower Holding Company, Inc., a wholly owned subsidiary of Ralston Purina Company.

      99.1  Press Release dated July 24, 2000.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        INTERSTATE BAKERIES CORPORATION

Dated: July 25, 2000                    By: /S/RAY SANDY SUTTON
                                           ------------------------------------
                                            Ray Sandy Sutton
                                            Vice President, Secretary and
                                            General Counsel


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


                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

      10.1 Share Purchase Agreement dated as of July 24, 2000 by and among Interstate Bakeries Corporation, Ralston Purina Company, and Tower Holding Company, Inc., a wholly owned subsidiary of Ralston Purina Company.

      10.2 Amendment # 2 to the Shareholder Agreement and Amendment to the Supplement to Shareholder Agreement dated as of July 24, 2000 by and among Interstate Bakeries Corporation, Ralston Purina Company, and Tower Holding Company, Inc., a wholly owned subsidiary of Ralston.

      99.1  Press Release dated July 24, 2000


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